Exhibit 10.1

AMENDMENT TO PURCHASE AGREEMENT

March 8, 2008

      Reference is hereby made to that certain Purchase Agreement, dated as of February 11, 2008, by and among MoneyGram International, Inc., a Delaware corporation (the “Company”), and the Investors party thereto (the “Purchase Agreement”). All terms not defined herein shall have the meanings ascribed to them in the Purchase Agreement. The Company and each of the Investors hereby agree as follows.

      1. Acknowledgement that Certain Conditions Have Not Been Met. The Company hereby acknowledges that certain of the closing conditions of the Purchase Agreement related to capital of the Company, including but not limited to Section 1.2(c)(iii) and Section 1.2(c)(vii), have not been satisfied and will not be satisfied. Accordingly, the Investors are not required to close the Investment and may terminate the Purchase Agreement at any time in their sole discretion. The Company agrees (unless the Purchase Agreement is further amended after this amendment) not to assert, claim or otherwise take the position that the Investors are obligated to close under the Purchase Agreement, notwithstanding any events that occur, or the Company’s ability to satisfy any such conditions, after the date hereof.

      2. Amendment to Section 5.1. Section 5.1(a) of the Purchase Agreement is hereby amended by replacing Section 5.1(a) with the following:

      “(a) by either the Company or any Investor upon written notice of termination;”

      3. Amendment to Section 4.9. Section 4.9 of the Purchase Agreement is hereby amended by replacing Section 4.9(c) with the following:

      “(c) [Intentionally omitted.]”

      4. Amendment to Section 5.3. Section 5.3 of the Purchase Agreement is hereby amended by adding the following as the penultimate sentence of Section 5.3:

“In the event that any amounts required to be reimbursed pursuant to the preceding sentence are not reimbursed by the Company as required by such sentence, any fee reimbursement amounts that the Investors or any of their respective Affiliates may be required to pay the Company under those certain fee agreements by and among the Company and Affiliates of the respective Investors dated as of February 11, 2008 (the “Fee Agreements”) shall be decreased by such unreimbursed amounts (in lieu of payment of such amounts), notwithstanding anything to the contrary set forth in the Fee Agreements.”

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     IN WITNESS WHEREOF, the undersigned has executed this agreement on the date first written above.

MONEYGRAM INTERNATIONAL, INC.

By:	/s/ Philip W. Milne
Name: Philip W. Milne
Title: President and Chief Executive Officer

[Signature Page to Amendment to Purchase Agreement]

THOMAS H. LEE EQUITY FUND VI, L.P.

By: THL EQUITY ADVISORS VI, LLC,
its general partner

By: /s/ Seth W. Lawry
Name: Seth W. Lawry
Title: Managing Director

THOMAS H. LEE PARALLEL FUND VI, L.P.

By: THL EQUITY ADVISORS VI, LLC
its general partner

By: /s/ Seth W. Lawry
Name: Seth W. Lawry
Title: Managing Director

THOMAS H. LEE PARALLEL (DT) FUND VI,
L.P.

By: THL EQUITY ADVISORS VI, LLC
its general partner

By: /s/ Seth W. Lawry
Name: Seth W. Lawry
Title: Managing Director

[Signature Page to Amendment to Purchase Agreement]

GS CAPITAL PARTNERS VI FUND,
L.P.

By: GSCP VI Advisors, L.L.C.
its General Partner

By: /s/ Bradley Gross
Name: Bradley Gross
Title: Managing Director

GS CAPITAL PARTNERS VI
OFFSHORE FUND, L.P.

By: GSCP VI Offshore Advisors, L.L.C.
its General Partner

By: /s/ Bradley Gross
Name: Bradley Gross
Title: Managing Director

GS CAPITAL PARTNERS VI GmbH &
Co. KG

By: GS Advisors VI, L.L.C.
its Managing Limited Partner

By: /s/ Bradley Gross
Name: Bradley Gross
Title: Managing Director

[Signature Page to Amendment to Purchase Agreement]

GS CAPITAL PARTNERS VI
PARALLEL, L.P.

By: GS Advisors VI, L.L.C.
its General Partner

By: /s/ Bradley Gross
Name: Bradley Gross
Title: Managing Director

GSMP V ONSHORE US, LTD.

By: /s/ Bradley Gross
Name: Bradley Gross
Title: Managing Director

GSMP V OFFSHORE US, LTD.

By: /s/ Bradley Gross
Name: Bradley Gross
Title: Managing Director

GSMP V INSTITUTIONAL US, LTD.

By: /s/ Bradley Gross
Name: Bradley Gross
Title: Managing Director

[Signature Page to Amendment to Purchase Agreement]